  EXHIBIT 10.5

COMMITMENT TO PROVIDE FUNDS FOR OPERATIONS FOR LAZURITON

NANO BIOTECHNOLOGY (U.S.A.), INC., A NEVADA CORPORATION

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the undersigned, Chih-Yuan Hsiao, as the President and a member of the board of directors of Lazuriton Nano Biotechnology (U.S.A.) Inc., a Nevada corporation (the “Company”), hereby undertakes for a period of one year from the date specified below to provide and advance to the Company the principal amount of Four Hundred Thousand United States Dollars (400,000.00), in such amounts and on such dates as the undersigned, as that President, Treasurer and director, shall determine to be in the best interest of the Company.

Any amounts so provided and advanced by the undersigned shall not accrue interest and shall be payable on demand; provided, however, such demand will not be made prior to the expiration of that one year period after the date specified below.

Dated: February 9, 2017	/s/ Chih-Yuan Hsiao
Chih-Yuan Hsiao,
President and Chairman